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                                                                   EXHIBIT 32.2


        CERTIFICATION PURSUANT TO 18 UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Edward L. Pierce, Director, Senior Vice President and Chief Financial Officer of BindView Development Corporation (the "Company"), certify that (i) the Company's Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended June 30, 2003 fairly presents, in all material respects, the financial condition and the results of operations of the Company.


        /s/ EDWARD L. PIERCE
        -----------------------------------
        Edward L. Pierce
        Director, Senior Vice President and
        Chief Financial Officer
        August 12, 2003



      The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document. A signed original of the foregoing certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.